UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2013

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169535 (1933 Act)	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2013, the board of directors of Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”, “we”, “our”, or “us”) increased the size of the Company’s board of directors from five to six directors, and appointed T. Patrick Duncan as a director of the Company, effective as of August 7, 2013, to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified.

Mr. Duncan has served as Vice Chairman of USAA Real Estate Company, a private real estate investment company, since May 2013. For 27 years Mr. Duncan served in various roles at USAA Real Estate, most recently as its chief executive officer from January 2005 until he retired in May 2013. Mr. Duncan also held the position of Senior Vice President, Real Estate Operations with USAA Real Estate with responsibilities that included the direction of all acquisitions, sales, co-investments, build-to-suits, land development capital markets, management and leasing of real estate. Before joining USAA Real Estate in 1986, Mr. Duncan was with Trammell Crow Company in Dallas, Texas with responsibilities as a financial partner of the firm and prior to that, he was a manager with Deloitte & Touche. Mr. Duncan has previously served on the boards of Meridian Industrial Trust, a former New York Stock Exchange listed real estate investment trust (“REIT”), from 1994 to 1998, and American Industrial Properties REIT, a former New York Stock Exchange listed REIT, from 1996 to 2001. Mr. Duncan serves on the boards of the Texas Research and Technology Foundation and the University Health System Foundation. Mr. Duncan received a degree from the University of Arizona and is a Certificate Public Accountant, Certified Commercial Investment Member, and holds a Texas Real Estate Broker’s License.

Pursuant to a formal policy previously adopted by the Company’s board of directors, as an independent director Mr. Duncan will receive a retainer of $50,000 per year, plus an additional $2,000 for each meeting of our board of directors or committee thereof the he attends in person and $250 for each meeting he attends by telephone.  All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at each meeting of our board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2013	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer